SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 12, 2002




                                  BRIAZZ, INC.
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               (Exact Name of Registrant as Specified in Charter)





   Washington             000-32527                      91-1672311
----------------    ------------------------   ---------------------------------
(Jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
 incorporation)



                        3901 7th Avenue South, Suite 200
                         Seattle, Washington 98108-5206
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              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (206) 467-0994




                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)









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Item 9.  FD Disclosure

BRIAZZ, Inc. has entered into a $1 million nonconvertible revolving credit line based upon and secured by the Company's accounts receivables. The Company currently qualifies for approximately $300,000 under this credit line.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRIAZZ, INC.



Date:  September 12, 2002                By /s/ Victor D. Alhadeff
                                            -----------------------------------
                                            Victor D. Alhadeff
                                            Chief Executive Officer